UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 9, 2017

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	001-35467 (Commission File Number)	20-0700684 (IRS Employer Identification No.)

1000 Louisiana St., Suite 6700
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

On February 9, 2017, Halcón Resources Corporation announced the commencement of a cash tender offer for any and all of its outstanding 8.625% Senior Secured Notes due 2020 (the “Notes”) for a purchase price of $1,045.63 for each $1,000 principal amount of Notes that are validly tendered and not validly withdrawn before the expiration time, which is scheduled to be 5:00 p.m., New York City time, on February 15, 2017.

This announcement was contained in a press release, a copy of which is filed under Item 9.01 as Exhibit 99.1 and is incorporated herein by reference.  This Current Report does not constitute an offer to purchase, nor a solicitation of an offer to sell, the Notes or any other securities.

Item 9.01                                           Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press release announcing commencement of tender offer, dated February 9, 2017.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

Date: February 9, 2017	By:	/s/ Mark J. Mize
Mark J. Mize
Executive Vice President, Chief Financial
Officer and Treasurer

3